SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                December 16, 1999


                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       NORTH CAROLINA                  1-4928                    56-0205520
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

526 South Church Street
Charlotte, North Carolina                                         28202-1904
(Address of principal executive offices)                          (Zip Code)

         Registrant's telephone number, including area code: 704-594-6200

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ITEM 5.       OTHER EVENTS.

         Duke Energy Corporation, a North Carolina corporation ("Duke"), Duke Energy Field Services L.L.C., a Delaware limited liability company ("Field Services") and Phillips Petroleum Company, a Delaware corporation ("Phillips"), entered into a Contribution Agreement , dated as of December 16, 1999 (the "Contribution Agreement"), pursuant to which Duke and Phillips will combine certain of their continental United States and Canadian midstream natural gas gathering, processing and marketing operations in Field Services. Duke and Phillips, directly or through indirect wholly owned subsidiaries, will initially own 69.7% and 30.3%, respectively, of the voting and economic interests of Field Services.

         The foregoing summary of the Contribution Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Contribution Agreement which is Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

         In connection with the Contribution Agreement, Duke, Field Services and Phillips simultaneously entered into a Governance Agreement, dated as of December 16, 1999 (the "Governance Agreement"), which sets forth certain terms and conditions governing Field Services.

         The foregoing summary of the Governance Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Governance Agreement which is Exhibit 2.2 to this Form 8-K and is incorporated herein by reference.

         The press release issued by Duke and Phillips in connection with the execution of the Contribution Agreement and the Governance Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Duke also announced plans to book a material reserve in the fourth quarter for contingencies resulting from the construction activity on Duke Power's electric generating plants in the 1970s and 1980s. The reserve is expected to be more than $750 million. Reserves for similar contingencies have been accrued in lesser amounts as appropriate throughout the 1990s.

         Duke and Phillips held an investor and analyst meeting on December 17, 1999 relating to the execution of the Contribution Agreement and the Governance Agreement. Certain presentation materials used at the meeting are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

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ITEM 7.        EXHIBITS.

Note: Certain of the exhibits listed below are incorporated by reference to other filings. Refer to attached Exhibit Index for details.

  EXHIBIT NUMBER               DESCRIPTION
  --------------               -----------

        2.1 Contribution Agreement, dated as of December 16, 1999, by and among Duke Energy Corporation, Duke Energy Field Services, L.L.C. and Phillips Petroleum Company.

        2.2 Governance Agreement, dated as of December 16, 1999, by and among Duke Energy Corporation, Duke Energy Field Services, L.L.C. and Phillips Petroleum Company.

       99.1    Press Release, dated December 16, 1999.

       99.2 Presentation Materials used at an investor and analyst meeting on December 17, 1999.

FORWARD-LOOKING STATEMENTS

This Form 8-K and the exhibits hereto include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Duke Energy believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include regulatory developments, the timing and extent of changes in commodity prices for oil, gas, coal, electricity and interest rates, the extent of success in connecting natural gas supplies to gathering and processing systems and in connecting and expanding gas and electric markets, the performance of electric generation, pipeline and gas processing facilities, the timing and success of efforts to develop domestic and international power, pipeline, gathering, processing and other infrastructure projects and conditions of the capital markets and equity markets during the periods covered by the forward-looking statements.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DUKE ENERGY CORPORATION


                                    By:
                                       -----------------------------
                                       Richard J. Osborne
                                       Executive Vice President and
                                       Chief Financial Officer




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                                  EXHIBIT INDEX


      EXHIBIT NUMBER                    DESCRIPTION
      --------------                    -----------


            2.1 Contribution Agreement, dated as of December 16, 1999, by and among Duke Energy Corporation, Duke Energy Field Services, L.L.C. and Phillips Petroleum Company. (Incorporated by reference to Exhibit 99.1 of Form 8-K of Phillips Petroleum Company filed December 22, 1999.)

            2.2 Governance Agreement, dated as of December 16, 1999, by and among Duke Energy Corporation, Duke Energy Field Services, L.L.C. and Phillips Petroleum Company. (Incorporated by reference to Exhibit 99.2 of Form 8-K of Phillips Petroleum Company filed December 22, 1999.)

           99.1      Press Release, dated December 16, 1999.

           99.2 Presentation Materials used at an investor and analyst meeting on December 17, 1999.